Nutritional Products International, Inc.

SALES MANAGEMENT & SERVICE AGREEMENT

NUTRITIONAL PRODUCTS INTERNATIONAL, INC ("NPI"), A FLORIDA CORPORATION, HEREBY AGREES TO ACT AS A CONSULTANT AND MARKETING SERVICE REPRESENTATIVE CONCERNING SALES OF: AllStar Health Brands Inc. ("ALLSTAR HEALTH BRANDS INC. ") PRODUCTS IN THE FOLLOWING TERRITORY: UNITED STATES (ON AN EXCLUSIVE BASIS).

1) FEES TO NPI:

a) IN CONSIDERATION FOR SETTING UP THE MARKETING AND SALES FOR THE ABOVE IDENTIFIED ALLSTAR HEALTH BRANDS INC. , NPI WILL RECEIVE, A NON-REFUNDABLE SETUP FEE IN THE AMOUNT OF ($6,000.00) DUE UPON EXECUTION OF THIS AGREEMENT, TO BE PAID VIA BANK WIRE.

b) MANAGEMENT FEE: ($3,000.00) THE MANAGEMENT FEE SHALL COMMENCE ON: MARCH 1ST 2014 AND CONTINUE THROUGHOUT THE TERM OF THIS AGREEMENT.

c) SALES COMMISSION: IN ADDITION, NPI SHALL RECEIVE A COMMISSION OF PERCENT (7.5%) BASED ON NET INVOICE AMOUNT. THE COMMMISSIONS WILL BE PAID TO NPI UPON THE 25th DAY OF EACH MONTH BASED ON MONIES COLLECTED BY NPI.

d) BONUS TO NPI: BONUS SHALL BE CALCULATED BASED ON THE FIRST ORDER DATE AND PAID ON THE ANNIVERSARY DATE ANNUALLY.

Annual Sales	*Bonus*
• $3,000,001- $6,000,000	.5% of net invoice amount
• $6,000,001 - $9,000,000	.5% of net invoice amount

2) TERMS OF THIS AGREEMENT:

a) THIS AGREEMENT SHALL CONTINUE IN EFFECT FOR A ONE (1) YEAR PERIOD AND SHALL AUTOMATICALLY BE DEEMED TO BE RENEWED FOR SUCCESSIVE ONE (1) YEAR TERMS UNLESS A NOTICE OF INTENT NOT TO RENEW IS GIVEN BY ONE PARTY AT LEAST THIRTY (30) DAYS BEFORE THE EXPIRATION OF INITIAL TERM.

b) THE PARTIES AGREE THAT, THEIR MUTUAL INTENTION IS THAT THIS AGREEMENT SHALL REMAIN IN EFFECT UNLESS (i) ONE OF THEM ELECTS NOT TO RENEW IT, OR (ii) THEY MUTUALLY AGREE TO TERMINATE IT. FURTHERMORE, THE PARTIES ACKNOWLEDGE THAT, EACH WILL BE DEVOTING A SIGNIFICANT AMOUNT OF TIME, UP FRONT, TO GET THIS ENTERPRISE "OFF THE GROUND"; THEREFORE, THE PARTIES AGREE THAT NEITHER OF THEM, WITHOUT THE ADVANCE EXPRESS CONSENT OF THE OTHER, HAS ANY RIGHT, FOR ANY REASON, TO DECLARE THAT THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS OF THE OTHER IS, HAS BEEN OR WILL BE SUSPENDED. IN SUMMARY, THIS AGREEMENT MANDATES THE CONTINUOUS PERFORMANCE OF THE AGREEMENT BY BOTH PARTIES UNTIL THE AGREEMENT EXPIRES OR HAS BEEN TERMINATED PURSUANT TO THE PROVISIONS SET OUT IN THIS AGREEMENT.

c) ORDER PROCEDURES: NPI WILL SUBMIT ALL PURCHASE ORDERS TO ALLSTAR HEALTH BRANDS INC. , WHICH SHALL INDICATE ITS' ACCEPTANCE OF EACH SUCH ORDER BY, PROMPTLY RETURNING A SIGNED COPY TO NPI.

NPI AGREES TO SHIP PRODUCTS TO THE ACCOUNT AS CLOSE AS POSSIBLE TO THE DELIVERY SCHEDULE SET FORTH IN EACH ORDER. NPI WILL INVOICE SAID ACCOUNT AND COLLECT PAYMENT. NPI AGREES TO PAY ALLSTAR HEALTH BRANDS INC. ON THE 25TH DAY OF EACH MONTH FOR ALL ORDERS SHIPPED AND PAID FOR.

3) OBLIGATIONS OF THE PARTIES:

a) NPI AGREES TO PROMOTE AND SELL ALLSTAR HEALTH BRANDS INC. 'S PRODUCTS TO THE FOLLOWING CHANNELS OF DISTRIBUTION: AMAZON.COM, ONLINE STORES, NUTRITION OUTLETS & DISTRIBUTORS.

b) ALLSTAR HEALTH BRANDS INC. AGREES TO SHIP DIRECTLY TO THE ACCOUNT. PER THE INSTRUCTIONS OF NPI.

c) NPI IS NOT AUTHORIZED TO INCUR ANY EXPENSE ON BEHALF OF ALLSTAR HEALTH BRANDS INC. UNLESS ADVANCE EXPRESS APPROVAL IS OBTAINED FROM A DESIGNATED REPRESENTATIVE OF ALLSTAR HEALTH BRANDS INC.

d) NPI AGREES NOT TO PUBLISH ANY INFORMATION REGARDING ALLSTAR HEALTH BRANDS INC.'S BRAND WITHOUT PRIOR APPROVAL.

e) NPI AGREES TO PROVIDE MONTHLY PROGRESS REPORTS TO ALLSTAR HEALTH BRANDS INC. AND AGREES TO COMMUNICATE ON AN ONGOING BASIS.

4) CONFIDENTIALITY / NON DISCLOSURE:

a) THE PARTIES ACKNOWLEDGE THAT, IN THE COURSE OF THEIR CONSIDERATION OF ANY CONCURRENT OR SUBSEQUENT DISCUSSIONS BETWEEN THEM AND THEIR RESPECTIVE REPRESENTATIVES RELATING TO ANY OF THE TRANSACTIONS, EACH PARTY MAY RECEIVE CERTAIN NON-PUBLIC AND CONFIDENTIAL INFORMATION FROM OR ABOUT THE OTHER PARTY OR ITS AFFILIATES, INCLUDING BUT NOT LIMITED TO: TECHNICAL INFORMATION, FINANCIAL INFORMATION, METHODS OF DOING BUSINESS, BUSINESS PLANS AND MODELS, NAMES OF SUPPLIERS, CUSTOMERS, CREDITORS, PARTNERS, PROPOSED TRANSACTIONS, MARKET PROJECTIONS, SOFTWARE PROGRAMS, COST AND PRICING INFORMATION, AND OTHER CONFIDENTIAL AND PROPRIETARY INFORMATION. ALL SUCH TECHNICAL, FINANCIAL OR OTHER BUSINESS INFORMATION THUS SUPPLIED BY, EITHER PARTY TO THE OTHER OR THE OTHER'S REPRESENTATIVES IS HEREINAFTER CALLED THE "CONFIDENTIAL INFORMATION." CONFIDENTIAL INFORMATION CONVEYED ORALLY SHALL BE DESIGNATED AS PROPRIETARY OR CONFIDENTIAL AT THE TIME OF SUCH ORAL CONVEYANCE. THE TERM "CONFIDENTIAL INFORMATION" AS USED HEREIN ALSO INCLUDES (I) THE FACT THAT THE CONFIDENTIAL INFORMATION HAS BEEN MADE AVAILABLE TO OR IS BEING INSPECTED OR EVALUATED BY THE RECEIVING PARTY; (II) THE FACT THAT SUCH DISCUSSIONS OR NEGOTIATIONS ARE TAKING PLACE CONCERNING THE ANY OF THE TRANSACTIONS OR OTHER RELATED TRANSACTIONS BETWEEN THE PARTIES; AND (III) ANY OF THE TERMS, CONDITIONS OR OTHER FACTS WITH RESPECT TO THE TRANSACTIONS OR OTHER RELATED TRANSACTIONS, INCLUDING THE STATUS THEREOF. ANY CONFIDENTIAL INFORMATION SUPPLIED, BY EITHER PARTY TO THE OTHER, PRIOR TO THE EXECUTION OF THIS AGREEMENT SHALL BE CONSIDERED IN THE SAME MANNER AND BE SUBJECT TO THE SAME TREATMENT AS THE CONFIDENTIAL INFORMATION MADE AVAILABLE AFTER THE EXECUTION OF THE AGREEMENT.

b) THE PARTIES RECOGNIZE THAT, THE SUCCESS OF A CONSUMER PRODUCT DEPENDS ON MANY FACTORS, INCLUDING BUT NOT LIMITED TO SUBJECTIVE CONSUMER DECISIONS AND THE STATE OF THE ECONOMY. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED BY ALLSTAR HEALTH BRANDS INC. AS A

WARRANTY BY NPI, AS TO THE POSSIBLE SUCCESS OR FAILURE OF THE PRODUCT OR THE NUMBER OF UNITS TO BE SOLD.

c) ALLSTAR HEALTH BRANDS INC. RECOGNIZES THAT SERVICES ARE PERFORMED HEREUNDER BY NPI ON A BEST EFFORTS BASIS, WITH NO GUARANTEES FROM NPI OR ITS OFFICERS. ALLSTAR HEALTH BRANDS INC. IS ENTERING INTO AN AGREEMENT TO SELL A NEW PRODUCT INTO A HIGHLY COMPETITIVE RETAIL ENVIROMENT.

5) MISCELLANEOUS:

a) GOVERNING LAW: IN THE EVENT, EITHER PARTY HAS A DISPUTE, BOTH PARTIES AGREES TO USE BEST EFFORTS TO RESOLVE DISPUTE WITHIN 60 DAYS NOTICE. IN THE EVENT A RESOLUTION IS NOT REACHED, BOTH PARTIES AGREE TO SETTLE ANY AND ALL DISPUTES VIA AAA ARBITRATION. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA. ALL DISPUTES SHALL BE HEARD IN PALM BEACH COUNTY, FLORIDA.

b) ENTIRE AGREEMENT: THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN ALLSTAR HEALTH BRANDS INC. AND NPI WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SHALL NOT BE AMENDED, ALTERED, OR CHANGED EXCEPT BY WRITTEN AGREEMENT SIGNED BY ALLSTAR HEALTH BRANDS INC. AND NPI. THIS AGREEMENT SUPERSEDES ALL PREVIOUS AGREEMENTS, UNDERSTANDINGS OR ARRANGEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HERETO.

c) NOTICES: ANY NOTICE, WHICH MAY OR MUST BE GIVEN PURSUANT TO THIS AGREEMENT, SHALL BE DEEMED TO HAVE BEEN VALIDLY GIVEN IF, THAT NOTICE IS ACCOMPLISHED BY SATISFYING BOTH OF THE FOLLOWING: (i) THE NOTICE MUST BE IN WRITING AND MUST BE FAXED, DELIVERED PERSONALLY, SENT BY REGISTERED/CERTIFIED MAIL OR BY INTERNATIONAL COURIER SERVICE, PROPERLY ADDRESSED TO THE OTHER AT THE ADDRESS SET FORTH ON THE LAST PAGE OF THIS AGREEMENT, AND (ii) MUST ALSO BE SENT BY E-MAIL. NOTICES SHALL BE DEEMED EFFECTIVE THREE BUSINESS DAYS FOLLOWING THE DATE OF SENDING SUCH NOTICE IF BY MAIL OR COURIER, OR UPON RECEIPT, IF DELIVERY IS MADE PERSONALLY, BY FAX OR BY E-MAIL. EITHER PARTY, BY NOTICE SO GIVEN, MAY CHANGE ITS ADDRESS TO WHICH SUCH NOTICES SHALL BE SENT.

d) UNDERSTANDING OF THIS AGREEMENT: EACH INDIVIDUAL WHO SIGNS THIS AGREEMENT, BY HIS OR HER SIGNATURE, REPRESENTS THAT HE OR SHE HAS BEEN GIVEN AMPLE OPPORTUNITY TO READ THIS AGREEMENT, HAS HAD THE SAME OPPORTUNITY TO ASK QUESTIONS ABOUT IT AND ITS' APPLICATION, UNDERSTANDS IT, VOLUNTARILY SIGNS IT AND HAS THE AUTHORITY TO DO SO.

6) FORCE MAJEURE:

a) NO PARTY SHALL BE LIABLE, IN RESPECT TO, ANY DELAY OR NON-PERFORMANCE OF ANY TERM OR CONDITION OF THIS AGREEMENT IF SUCH IS THE DIRECT OR INDIRECT RESULT OF, INCLUDING AND NOT LIMITED TO: ACTS OF GOD OR OF THE PUBLIC ENEMY, WAR, CIVIL DISTURBANCE, ACT OF ANY GOVERNMENT, *DE JURE OR DE FACTO*, AGENCY OR OFFICIAL THEREOF, ACTS OF PUBLIC ENEMY, STRIKES, FIRE, EXPLOSION, FRIEGHT EMBARGO, LOCKOUTS, EPIDEMIC, RIOTS, POWER FAILURE, WATER SHORTAGE OR UNUSUALLY SEVERE WEATHER, DEFAULT OF ANY OTHER ALLSTAR HEALTH BRANDS INC. /SUPPLIER/SUBCONTRACTOR, QUARANTINE, RESTRICTION, EPIDEMIC, CATASTROPHE, LACK OF TIMELY INSTRUCTIONS/ESSENTIAL INFORMATION, OR OTHER CAUSES REASONABLY BEYOND THE CONTROL OF THE PARTIES. IN THE EVENT OF ANY OF THE FOREGOING, THE TIME FOR PERFORMANCE SHALL BE EQUITABLY AND IMMEDIATELY ADJUSTED, AND IN NO EVENT, SHALL ANY PARTY BE

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LIABLE FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES FROM ITS DELAY IN PERFORMANCE OR NON-PERFORMANCE OF ANY TERM OR CONDITION OF THIS AGREEMENT, PROVIDED THAT THE PARITES SHALL RESUME THEIR OBLIGATIONS UNDER THIS AGREEMENT AS SOON AS POSSIBLE, SUBSEQUENT TO ANY DELAY DUE TO SUCH FORCE MAJEURE.

SIGNATURE PAGE
SALES MANAGEMENT & SERVICE AGREEMENT

NPI:
NUTRITIONAL PRODUCTS INTERNATIONAL, INC.
165 E PALMETTO PARK RD., SUITE 320
BOCA RATON, FL 33432

SIGNED BY: Mitch Gould DATE SIGNED: 1/16/14
MITCH GOULD
CEO

ALLSTAR HEALTH BRANDS INC.: AllStar Health Brands Inc.

SIGNED BY: D. Bagi DATE SIGNED: Jan 17, 2014
President